UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

December 22, 2005

_________________

Blue Holdings, Inc.
(Exact name of registrant as specified in charter)

Nevada
(State or other Jurisdiction of Incorporation or Organization)

000-33297 (Commission File Number)	88-0450923 (IRS Employer Identification No.)

5804 E. Slauson Ave.,
Commerce, CA 90040
(Address of Principal Executive Offices and zip code)

(323) 725-5555
(Registrant’s telephone number, including area code)

Marine Jet Technology Corp.
936A Beachland Boulevard, Suite 13
Vero Beach, FL 32963
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[_]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

        On October 18, 2004, Antik Denim, LLC (“Antik”), a wholly-owned subsidiary of Blue Holdings, Inc. (the “Registrant”), entered into a Factoring Agreement (the “Antik Factoring Agreement”) with FTC Commercial Corp. (“FTC”). On November 22, 2004, Taverniti So Jeans, LLC, a wholly-owned subsidiary of the Registrant (“Taverniti” and together with Antik and the Registrant, the “Factoring Parties” and each a “Factoring Party”), entered into a Factoring Agreement (the “Antik Factoring Agreement”) with FTC. On July 25, 2005, the Registrant entered into a Factoring Agreement (the “Blue Holdings Factoring Agreement” and together with the Antik Factoring Agreement and the Taverniti Factoring Agreement, the “Factoring Agreements” and each a “Factoring Agreement”) with FTC.

        On December 22, 2005, the Registrant entered into two amendments to the Blue Holdings Factoring Agreement, Antik entered into two amendments to the Antik Factoring Agreement, and Taverniti entered into three amendments to the Taverniti Factoring Agreement. The amendments, examined in the aggregate, and the Registrant’s continued use of the Factoring Agreements, have made the Factoring Agreements material to the Registrant.

        Amendment No. 1 to the Taverniti Factoring Agreement and Amendment No. 2 to the Antik Factoring Agreement, each effective as of October 1, 2005, revised Section 23 – Interest, Fees and Factoring Commissions – of such Factoring Agreements to provide that the Factoring Party will pay a factoring commission of four tenths of one percent (0.40%) of the net amount of factored receivables for which such Factoring Party bears the risk and eight tenths of one percent (0.80%) of the net amount of each account for which FTC bears the risk, provided that if the selling terms on an account exceed 90 days, the Factoring Party will pay an additional factoring commission equal to one quarter of one percent (0.25%) of the net amount of such account receivable for each 30 days or part thereof that the selling terms thereof exceed 90 days, and further provided that in no event shall the factoring commission paid by the Factoring Party be less than $3.00 per invoice.

        Amendment No. 2 to the Blue Holdings Factoring Agreement, effective as of October 1, 2005, revised Section 23 – Interest, Fees and Factoring Commissions – of the Blue Holdings Factoring Agreement to provide that the Registrant will pay a factoring commission of four tenths of one percent (0.40%) of the net amount of factored receivables for which the Registrant bears the risk and eight tenths of one percent (0.80%) of the net amount of each account for which FTC bears the risk.

        Amendment No. 2 to the Taverniti Factoring Agreement, effective as of December 1, 2005, Amendment No. 3 to the Blue Holdings Factoring Agreement and Amendment No. 3 to the Antik Factoring Agreement, each effective as of January 1, 2006, revise Section 23 – Interest, Fees and Factoring Commissions – of the Factoring Agreements to provide that the Factoring Party will pay a factoring commission of four tenths of one percent (0.40%) of the net amount of factored receivables for which such Factoring Party bears the risk and three quarters of one percent (0.75%) of the net amount of each account for which FTC bears the risk, provided that (i) if the aggregate net amount of accounts for which FTC bears the risk, assigned to FTC by the Factoring Parties during a calendar year (collectively “Combined Assigned Approved Accounts”), exceeds $10,000,000 but is less than or equal to $20,000,000, the commission on each account for which FTC bears the risk, assigned under any Factoring Agreement during such calendar year in excess of $10,000,000 up to $20,000,000, shall be seven tenths of one percent (0.70%) of the net amount of each account for which FTC bears the risk, (ii) if the aggregate net amount of Combined Assigned Approved Accounts exceeds $20,000,000 but is less than or equal to $30,000,000, the commission on each account for which FTC bears the risk, assigned under any Factoring Agreements during such calendar year in excess of $20,000,000 up to $30,000,000, shall be sixty-five hundredths of one percent (0.65%) of the net amount of each such account for which FTC bears the risk, and (iii) if the aggregate net amount of Combined Assigned Approved Accounts exceeds $30,000,000, the commission on each account for which FTC bears the risk, assigned under any Factoring Agreement during such calendar year in excess of $30,000,000, shall be six tenths of one percent (0.60%) of the net amount of each such account for which FTC bears the risk.

        Amendment No. 2 to the Taverniti Factoring Agreement also revises Section 2 – Payment for Accounts – of the Taverniti Factoring Agreement to provide that outstanding factoring advances under the Taverniti Factoring Agreement shall not exceed an amount equal to (i) up to 90% of the purchase price of all accounts purchased less (ii) such reserves as FTC in its sole discretion elects to establish, and revises Section 3 – Reserve Requirement – of the Taverniti Factoring Agreement to provide for a reserve of 10% of all unpaid accounts purchased by FTC and 100% of disputed accounts or accounts Taverniti is otherwise obligated to repurchase.

        Amendment No. 3 to the Taverniti Factoring Agreement, effective as of December 21, 2005, revises Section 17 – Termination – of the Taverniti Factoring Agreement to provide that the Taverniti Factoring Agreement shall be effective until July 24, 2006 and shall continue in force and effect thereafter unless terminated by either party on or after July 24, 2006 pursuant to 120 days prior written notice.

        The Factoring Agreements originally provided for the purchase of accounts receivable for customers approved by FTC in amounts approved by FTC, without recourse to the Factoring Parties for insolvency or nonpayment for financial inability to pay. FTC would remit the net amount of accounts purchased by FTC less a reserve of 15% of all unpaid accounts purchased by FTC and 100% of disputed accounts or accounts a Factoring Party is otherwise obligated to repurchase. FTC may require the Factoring Parties to repurchase receivables subject to any claim or dispute based on alleged shortage, defects, noncompliance or failure to deliver, set-off or any other reason other than the financial inability of such customer to pay or the customer’s insolvency.

        As security for its obligations under the applicable Factoring Agreement and for the prompt repayment of any indebtedness to FTC, each Factoring Party pledged, assigned and granted to FTC a security interest, subject to no encumbrance, in all of such party’s right, title and interest in and to all presently existing and future accounts, merchandise, inventory, goods, general intangibles, balances, reserves, deposits, debts or any other amounts or obligations of FTC owning to the applicable Factoring Party, equipment, motor vehicles, and all proceeds and products of each of the foregoing.

        The Factoring Agreements originally had a term of 1 year and, along with other termination provisions, stated that the Factoring Party could terminate the applicable Factoring Agreement at any time upon at least 60 days prior written notice. The Factoring Agreements further provided that FTC could terminate a Factoring Agreement for any reason at any time upon 60 days prior written notice.

        Each Factoring Party originally agreed to pay FTC a commission in an amount equal to eight tenths of one percent (0.80%) of the net amount of receivables with terms not exceeding 90 days, plus one quarter of one percent (0.25%) of such net amount for each 30 days the selling terms exceed 90 days, but in no event less than $3.00 per invoice. Interest at the prime rate plus 1% is charged on the average net daily balance of advances made to each Factoring Party, and is payable monthly on the last day of each calendar month.

        On September 1, 2005, the Registrant entered into Amendment No. 1 to the Blue Holdings Factoring Agreement and Antik entered into Amendment No. 1 to the Antik Factoring Agreement. Each amendment revised Section 2 – Payment for Accounts – of each Factoring Agreement to provide that outstanding factoring advances under the Factoring Agreement could not exceed an amount equal to (i) the up to 90% of the purchase price of all accounts purchased from a Factoring Party less (ii) such reserves as FTC in its sole discretion elected to establish; revised Section 3 – Reserve Requirement – of each Factoring Agreement to provide for a reserve of 10% of all unpaid accounts purchased by FTC and 100% of disputed accounts or accounts a Factoring Party is otherwise obligated to repurchase; and revised Section 17 – Termination – of each Factoring Agreement to provide that the such factoring agreement shall be effective until July 24, 2006 and shall continue in force and effect thereafter unless terminated by either party on or after July 24, 2006 pursuant to 120 days prior written notice.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, Blue Holdings, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 29, 2005	BLUE HOLDINGS, INC. By: /s/ Patrick Chow _____________________________________ Patrick Chow, Chief Financial Officer and Secretary

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